UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40309	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 806, 8/F., Tower 2, Lippo Centre, No. 89 Queensway, Admiralty, Hong Kong
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (852) 2151 5198/2151 5598

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market

Ordinary Shares	ACBA	NASDAQ Capital Market

Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at the Annual Meeting of Shareholders on January 5, 2023 (the “Meeting”), Ace Global Business Acquisition Limited (the “Company” or “Ace”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated April 5, 2021, with Continental Stock Transfer & Trust Company on January 5, 2023. Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023 by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Company ordinary share issued in the IPO that has not been redeemed (each, a “Public Share”), followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share (each, an “Extension Payment”).

On January 5, 2023, the Company issued an unsecured promissory note in the aggregate principal amount of $350,332.05 (the “Note”) to Ace Global Investment Limited, the Company’s initial public offering sponsor (“Sponsor”), in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and matures upon the closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on January 5, 2023, the Company filed an amended and restated memorandum and articles of association on January 5, 2023 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 5, 2023, the Company held the Meeting. On December 1, 2022, the record date for the Meeting, there were 6,054,000 ordinary shares of Ace entitled to be voted at the Meeting, 83.21% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Company shareholders at the Meeting are as follows:

1. Charter Amendment

Proposal No. 1A

Shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association, giving the Company the right to extend the date by which it has to complete a business combination up to a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023. Approval of the Charter Amendment required the majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,035,895	0	1,400	0

Proposal No. 1B

Shareholders approved the proposal to introduce provisions where the Company can hold shareholders and directors meetings by virtual conferencing or other electronic facilities The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,035,895	0	1,400	0

2. Trust Amendment

Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time it has to complete a business combination a total of five (5) times, as follows: (i) two (2) times for an additional three (3) months each time from January 8, 2023 to July 8, 2023 by depositing into the trust account $0.15 for each three-month extension for each issued and outstanding Public Share that has not been redeemed, followed by (ii) three (3) times for an additional one (1) month each time from July 8, 2023 to October 8, 2023 by depositing into the trust account $0.05 for each one-month extension for each issued and outstanding Public Share. Approval of the Trust Amendment required approval by the affirmative vote of holders of at least a majority of the Company’s ordinary shares sold in the IPO, excluding the founder shares and private shares. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,581,895	0	1,400	0

3. Election of Directors

Shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	AGAINST	BROKER NON-VOTE
Eugene Wong	4,737,295	300,000	0
Nicholas Xue-Wei Tan	5,035,895	1,400	0
Robert Morris	5,035,895	1,400	0
Yan Xu	5,035,895	1,400	0
Leslie Chow	5,035,895	1,400	0

As there were sufficient votes to approve the above proposals, Proposal No. 4, the “Adjournment Proposal” described in the definitive proxy of Ace, which was filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2022 was not presented to shareholders.

Item 8.01. Other Events.

In connection with the shareholders vote at the Meeting, 2,264,453 ordinary shares were tendered for redemption. On January 5, 2023, the Company made a deposit to the trust account as provided above and extended the amount of time it has available to complete a business combination from January 8, 2023 to April 8, 2023. Following such redemptions and the deposit of the extension payment described above, the amount of funds remaining in the trust account is approximately $25.2 million.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amended and restated memorandum and articles of association of Ace Global Business Acquisition Limited, adopted by shareholders of the Company on January 5, 2023 and filed with the BVI Registry of Corporate Affairs on January 5, 2023
10.1	Promissory Note dated January 5, 2023
10.2	Amendment to the investment management trust agreement, dated as of January 5, 2023, with Continental Stock Transfer & Trust Company
99.1	Press Release dated January 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ace Global Business Acquisition Limited

Dated: January 9, 2023	/s/ Eugene Wong
Eugene Wong
Chief Executive Officer

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